EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, S. Kumar Chandrasekaran, Chief Executive Officer of InSite Vision Incorporated, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of InSite Vision Incorporated on Form 10-Q for the quarterly period ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of InSite Vision Incorporated.

By:	/s/ S. Kumar Chandrasekaran

Name: S. Kumar Chandrasekaran
Title: Chief Executive Officer
Date: November 14, 2002

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, S. Kumar Chandrasekaran, Chief Financial Officer of InSite Vision Incorporated, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of InSite Vision Incorporated on Form 10-Q for the quarterly period ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of InSite Vision Incorporated.

By:	/s/ S. Kumar Chandrasekaran

Name: S. Kumar Chandrasekaran
Title: Chief Financial Officer
Date: November 14, 2002